UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 18, 2011

MedQuist Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35069	98-0676666

(State or other jurisdiction of	(Commission File Number)	(IRS Employer I.D. No.)
incorporation or organization)

9009 Carothers Parkway
Franklin, Tennessee		37067

(Address of principal executive offices)		(Zip Code)
(866) 295-4600
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 18, 2011 (the “Closing Date”), MedQuist Holdings Inc. (the “Company”) completed the acquisition of Multimodal Technologies, Inc., a Pennsylvania corporation (“Multimodal”) through a series of mergers between Multimodal and direct wholly-owned subsidiaries of the Company (the “Merger”). As a result of the Merger, Multimodal became a direct wholly-owned subsidiary of the Company. On the Closing Date, the Company paid an aggregate of approximately $48.4 million in cash to Multimodal’s shareholders, optionholders and other third parties and issued an aggregate of 4,134,896 shares of the Company’s common stock (the “Shares”) to Multimodal’s shareholders who are “accredited investors” within the meaning of Regulation D promulgated under the Securities Act of 1933 (the “Multimodal Accredited Investors”). The Company is also obligated to pay up to approximately $28.8 million of additional cash consideration in three installments of approximately $16.3 million, $4.8 million and $7.7 million, respectively, following the first, second and third anniversaries of the Closing Date. To help fund the cash portion of the purchase price, MedQuist Inc., which is owned 97% by the Company, loaned $19 million to a wholly-owned subsidiary of the Company (the “Payor”) on the Closing Date. The loan is evidenced by a Subordinated Intercompany Note dated as of the Closing Date (the “Subordinated Intercompany Note”), which matures two years from the Closing Date and bears a 15% interest rate per annum on the unpaid principal amount thereof, all or a portion of which may be prepaid by the Payor at any time upon one business day’s notice. The foregoing description of the Subordinated Intercompany Note is qualified in its entirety by reference to the full text of the Subordinated Intercompany Note which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Company has no prior material relationship with Multimodal other than the agreements related to the Merger described in this Current Report on Form 8-K and previously disclosed by the Company and certain commercial arrangements between certain affiliates of the Company and MultiModal related to the provision of products and services.
     In connection with the Merger and on the Closing Date, the Company and the Multimodal Accredited Investors entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”). The Stockholders’ Agreement provides for, among other things, certain registration rights and trading restrictions for the Multimodal Accredited Investors. With respect to the registration rights, the Company will register the Shares for resale on a “shelf” registration statement in April 2012 and the Multimodal Accredited Investors have “piggyback” registration rights to participate in certain public offerings of the Company’s common stock. With respect to the restrictions on trading, those Multimodal Accredited Investors that were not employees of Multimodal as of the Closing Date are prohibited from selling (i) 75% of the Shares received by such persons in the Merger during the period beginning on the six month anniversary of the Closing Date and ending immediately prior to the one year anniversary of the Closing Date and (ii) 25% of the Shares received by such persons in the Merger during the period beginning on the one year anniversary of the Closing Date and ending immediately prior to the eighteen month anniversary of the Closing Date. In addition, three Multimodal Accredited Investors are restricted, in general, to selling Shares equal to no more than 20% of the average daily trading volume of the Company’s common stock in any given day during the period beginning on the six month anniversary of the Closing Date and ending on the one year anniversary of the Closing Date. The Company has no prior material relationship with the Multimodal Accredited Investors other than the agreements related to the Merger described in this Current Report on Form 8-K and previously disclosed by the Company.
     Under a Registration Rights Agreement dated February 4, 2011 by and among the Company and S.A.C. PEI CB Investment L.P., a Cayman Islands limited partnership (“SAC CBI”), S.A.C. PEI CB Investment II, LLC, a Delaware limited liability company (“SAC CBI II”) and International Equities (S.A.C. Asia) Limited, a company incorporated under the Companies Act of 2001 of Mauritius (“SAC Asia” and, collectively with SAC CBI and SAC CBI II and each of their respective affiliates, the “SAC Stockholders”) the Company provides registration rights with respect to shares of the Company’s common stock held by the

SAC Stockholders (the “Registration Rights Agreement”). The Registration Rights Agreement provides a mechanism for cutting back on the number of shares included in a registration based upon the advice of the underwriters in such registration (the “Underwriter Cutbacks”). In connection with the Merger and on the Closing Date, the Company and the SAC Stockholders entered into Amendment No. 1 to Registration Rights Agreement (the “Registration Rights Amendment”). The Registration Rights Amendment provides for the Multimodal Accredited Investors to be treated the same as the SAC Stockholders in the Underwriter Cutbacks for a period of six months beginning on the Closing Date. The Company has no material relationship with the SAC Stockholders other than those material relationships disclosed under Part III, Item 13 in the Company’s Form 10-K/A filed with the Securities and Exchange Commission on May 3, 2011.
     The foregoing description of the Registration Rights Amendment is qualified in its entirety by reference to the full text of the Registration Rights Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement which is attached as Exhibit 10.7 to the Company’s Amendment No. 5 to Form S-1 filed with the Securities and Exchange Commission on January 28, 2011 and incorporated herein by reference. The Stockholders’ Agreement will be filed by the Company as an exhibit to its quarterly report on Form 10-Q for the quarter ending September 30, 2011.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.
Item 8.01 Other Events.
     On August 18, 2011, the Company issued a press release announcing the closing of the Merger, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired. The financial statements relating to the Merger described in Item 1.01 and incorporated by reference into Item 2.01 will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
     (b) Pro forma financial information. The pro forma financial information relating to the Merger described in Item 1.01 and incorporated by reference into Item 2.01 will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
     (d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Subordinated Intercompany Note dated as of August 18, 2011 issued by CBay Inc. in favor of MedQuist Inc.

Exhibit No.	Description
10.2	Amendment No. 1 to Registration Rights Agreement dated as of August 18, 2011 by and among the Company and S.A.C. PEI CB Investment L.P., S.A.C. PEI CB Investment II, LLC and International Equities (S.A.C. Asia) Limited

99.1	Press Release dated August 18, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Holdings Inc.
By	/s/ Mark R. Sullivan
	Name:	Mark R. Sullivan
	Title:	General Counsel & Chief Compliance Officer

Date: August 23, 2011

Exhibit Index

Exhibit No.	Description
10.1	Subordinated Intercompany Note dated as of August 18, 2011 issued by CBay Inc. in favor of MedQuist Inc.

10.2	Amendment No. 1 to Registration Rights Agreement dated as of August 18, 2011 by and among the Company and S.A.C. PEI CB Investment L.P., S.A.C. PEI CB Investment II, LLC and International Equities (S.A.C. Asia) Limited

99.1	Press Release dated August 18, 2011